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                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT

                                      AMONG

                          MFS VARIABLE INSURANCE TRUST,

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                       AND

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

     THIS AMENDED AND RESTATED AGREEMENT, made and entered into as of this ____ day of June 2000, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

     WHEREAS, certain series of shares of the Trust are divided into two separate share classes, an Initial Class and a Service Class, and the Trust on behalf of the Service Class has adopted a Rule 12b-1 plan under the 1940 Act pursuant to which the Service Class pays a distribution fee;

     WHEREAS, the series of shares of the Trust (each, a "Portfolio," and, collectively, the "Portfolios") and the classes of shares of those Portfolios (the "Shares") offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto;

     WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is the Trust's investment adviser;

     WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

     WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

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     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

     WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

     WHEREAS, Lincoln Financial Advisors Corporation ("LFA"), the underwriter for the Policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase the Shares of the Portfolios as specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

ARTICLE I.  SALE AND REDEMPTION OF TRUST SHARES

     1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; PROVIDED that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

     1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate


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     account unless an agreement containing provisions substantially the same as
     Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

     1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

     1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section
     1.4. hereof. All such payments shall be in federal funds transmitted by wire.

     1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

     1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio, but may revoke that election at any time by notifying the Trust in writing. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.


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ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance policies, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that LFA, as the underwriter for the Policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that, to the extent it sells the Policies directly, it will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

     2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.


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     2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

     2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

     2.8. The Company shall submit to the Board such reports, material or data as the Board may reasonably request from time to time so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

ARTICLE III.  PROSPECTUS AND PROXY STATEMENTS; VOTING

     3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; PROVIDED, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (E.G., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense,


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     shall print and provide such statement of additional information to the
     Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

     3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

     3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

     3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

     3.6. If and to the extent required by law, the Company shall:

          (a)  solicit voting instructions from Policy owners;

          (b) vote the Shares in accordance with instructions received from Policy owners; and

          (c) vote the Shares in each separate Account for which no instructions have been received in the same proportion as the Shares of such Portfolio in such Account for which instructions have been received from Policy owners;

     so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least ten (10) Business Days


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     prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within five (5) Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (I.E., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least ten (10) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within five (5) Business Days after receipt of such material.

     4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

     4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate (in the case of the Trust) to the Policies, or (in the case of the Company) to the Trust or its Shares, within twenty (20) days after the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.


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     4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change requiring change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V.  FEES AND EXPENSES

     5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that, to the extent the Trust or any Portfolio has adopted and implemented a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and for Shareholder servicing expenses, then the Trust may make payments to the Company or to the underwriter for the Policies in accordance with such plan. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

     5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

     5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's


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     Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information to other than existing Policy owners; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI.  DIVERSIFICATION AND RELATED LIMITATIONS

     6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817 (h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

     6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision), and will notify the Company if it appears that any Portfolio will not so qualify.

ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS

     7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

     7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that if it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists, the Company shall, at its own expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such

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     assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

     7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; PROVIDED, HOWEVER, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

     7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  INDEMNIFICATION

     8.1. INDEMNIFICATION BY THE COMPANY

          The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

  as limited by and in accordance with the provisions of this Article VIII.

8.2.     INDEMNIFICATION BY THE TRUST

         The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, PROVIDED that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

          (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

          (e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

          (f) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

     as limited by and in accordance with the provisions of this Article VIII.

     8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.5. Promptly after receipt by an Indemnified Party under this Section 8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

     8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX.  APPLICABLE LAW

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS

     The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI.  TERMINATION

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

          (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

          (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

          (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust or MFS by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

          (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

          (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement; or

          (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement; or

          (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

          (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause. Termination by any party pursuant to any of Section 11.1(b) through Section 11.1(i) shall not take effect until the terminating party shall have provided written notice to the other party.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty
     (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

                  MFS VARIABLE INSURANCE TRUST
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, Secretary

         If to the Company:

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                  C/O THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  1300 South Clinton Street
                  Fort Wayne, Indiana  46802-3506
                  Facsimile No.:  (219) 455-1773
                  Attn:  Kelly D. Clevenger

                  Lincoln Life & Annuity Company of New York
                  120 Madison Street, Suite 1700
                  Syracuse, NY  13202
                  Attention:  Robert O. Sheppard, Esq.

         If to MFS:

                  MASSACHUSETTS FINANCIAL SERVICES COMPANY
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Facsimile No.: (617) 954-6624
                  Attn:  Stephen E. Cavan, General Counsel

ARTICLE XIII.  MISCELLANEOUS

     13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

     13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

     13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

     13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                    By its authorized officer,


                    By: /s/ Troy D. Panning
                        ---------------------------------
                        Troy D. Panning
                        Chief Financial Officer and Second Vice President

                    MFS VARIABLE INSURANCE TRUST, ON BEHALF OF THE PORTFOLIOS By its authorized officer and not individually,


                    By: /s/ James R. Bordewick, Jr.
                        ---------------------------------
                        James R. Bordewick, Jr.
                        Assistant Secretary

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                    By its authorized officer,


                    By: /s/ Arnold D. Scott
                        ---------------------------------
                        Arnold D. Scott
                        Senior Executive Vice President and Secretary

                                                             As of July 15, 2000

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

======================================== ================================= ============================= ==========================
            NAME OF SEPARATE
            ACCOUNT AND DATE                      POLICIES FUNDED                   SHARE CLASS                    PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS            BY SEPARATE ACCOUNT         (INITIAL OR SERVICE CLASS)       APPLICABLE TO POLICIES
======================================== ================================= ============================= ==========================
   Lincoln Life & Annuity Flexible         Variable Universal Life I                  Initial             MFS Emerging Growth Series
      Premium Variable Life                Lincoln Variable Universal                                      MFS Total Return Series
           Account M                        Life                                                            MFS Utilities Series
                                           Flexible Premium Variable
                                           Life - Two Insureds

   LLANY Separate Account R for            Survivorship Variable                      Initial             MFS Emerging Growth Series
  Flexible Premium Variable Life           Universal Life I                                                MFS Total Return Series
           Insurance                       Lincoln Survivorship Variable                                    MFS Utilities Series
                                           Universal Life

   LLANY Separate Account S For            Corporate Specialty Markets                Initial             MFS Total Return Series
Flexible Premium Variable Life             COLI (CVUL)                                                     MFS Utilities Series
           Insurance                                                                                        MFS Capital
                                                                                                          Opportunities Series
                                                                                                           MFS Research Series

   Lincoln New York Account N              Lincoln New York Choice                    Initial             MFS Emerging Growth Series
     For Variable Annuities                Plus                                                            MFS Total Return Series
                                                                                                            MFS Utilities Series
                                                                                                             MFS Research

                                           Lincoln ChoicePlus Access                  Service             MFS Emerging Growth Series
                                                                                                           MFS Total Return Series
                                                                                                            MFS Utilities Series
                                                                                                             MFS Research
---------------------------------------- --------------------------------- ----------------------------- --------------------------

#39868

                                     FORM OF
                                  AMENDMENT TO
                                   SCHEDULE A
                                AS OF MAY 1, 2001

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

         NAME OF SEPARATE
         ACCOUNT AND DATE                  POLICIES FUNDED               SHARE CLASS                      PORTFOLIOS
 ESTABLISHED BY BOARD OF DIRECTORS       BY SEPARATE ACCOUNT      (INITIAL OR SERVICE CLASS)        APPLICABLE TO POLICIES
-----------------------------------   -------------------------   -------------------------   -----------------------------------
      Lincoln Life & Annuity          GVA I, II, III                       Initial            MFS Capital Opportunities
     Variable Annuity Separate                                                                MFS Emerging Growth
             Account L                                                                        MFS Total Return
                                                                                              MFS Utilities

      Lincoln Life & Annuity          VUL I                                Initial            MFS Emerging Growth
  Flexible Premium Variable Life                                                              MFS Total Return
             Account M                                                                        MFS Utilities

      Lincoln Life & Annuity          LVUL(CV)                             Initial            MFS Capital Opportunities
  Flexible Premium Variable Life      LVUL(DB)                                                MFS Emerging Growth
             Account M                LVUL(CV2)                                               MFS Total Return
                                      Money Guard                                             MFS Utilities s

         Lincoln New York             ChoicePlus                           Service            MFS Emerging Growth
        Separate Account N            ChoicePlus Access                                       MFS Research
      for Variable Annuities                                                                  MFS Total Return
                                                                                              MFS Utilities

         Lincoln New York             ChoicePlus II                        Service            MFS Capital Opportunities
        Separate Account N            ChoicePlus II Access                                    MFS Emerging Growth
      for Variable Annuities          ChoicePlus II Advance                                   MFS Total Return
                                                                                              MFS Utilities

     LLANY Separate Account R         LSVUL                                Initial            MFS Emerging Growth
       for Flexible Premium                                                                   MFS Total Return
      Variable Life Insurance                                                                 MFS Utilities

     LLANY Separate Account R         LSVUL II                             Initial            MFS Capital Opportunities
       for Flexible Premium                                                                   MFS Emerging Growth
      Variable Life Insurance                                                                 MFS Total Return
                                                                                              MFS Utilities Series

     LLANY Separate Account S         CVUL III                             Initial            MFS Capital Opportunities
   for Flexible Premium Variable                                                              MFS Emerging Growth
          Life Insurance                                                                      MFS Research
                                                                                              MFS Total Return Series
                                                                                              MFS Utilities Series
-----------------------------------   -------------------------   -------------------------   -----------------------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused the Amendment to this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                   By its authorized officer,


Date:                              By:
     --------------------               ------------------------------
                                   Name:
                                   Title:


                                   MFS VARIABLE INSURANCE TRUST,
                                   ON BEHALF OF THE PORTFOLIOS
                                   By its authorized officer and not
                                   individually,


Date:                              By:
     --------------------               ------------------------------
                                   Name:
                                   Title:


                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                   By its authorized officer,


Date:                              By:
     --------------------               ------------------------------
                                   Name:
                                   Title:

                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

       Pursuant to the Participation Agreement, made and entered into as of the 1st day of June 2000, and as amended on May 1, 2001, and June 1, 2002, by and among MFS(R) Variable Insurance Trust(SM), Lincoln Life & Annuity Company of New York, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of May 1, 2003.


                                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                    By its authorized officer,


                                    By:     /s/ Rise C.M. Taylor
                                       -----------------------------------------
                                    Name: Rise C. M. Taylor
                                    Title: Second Vice President


                                    MFS(R) VARIABLE INSURANCE TRUST(SM)
                                    By its authorized officer,


                                    By:     /s/ James R. Bordewick, Jr.
                                       -----------------------------------------
                                            James R. Bordewick, Jr.
                                            Assistant Secretary

                                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                    By its authorized officer,


                                    By:     /s/  Stephen E. Cavan
                                       -----------------------------------------
                                            Stephen E. Cavan
                                            Senior Vice President

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

          NAME OF SEPARATE
          ACCOUNT AND DATE                       POLICIES FUNDED                   SHARE CLASS                    PORTFOLIOS
 ESTABLISHED BY BOARD OF DIRECTORS             BY SEPARATE ACCOUNT         (INITIAL OR SERVICE CLASS)       APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
        Lincoln Life & Annuity          GVA I, II, III                                Initial          MFS Capital Opportunities
      Variable Annuity Separate                                                                        MFS Emerging Growth
              Account L                                                                                MFS Total Return
                                                                                                       MFS Utilities

        Lincoln Life & Annuity          VUL I                                         Initial          MFS Emerging Growth
    Flexible Premium Variable Life                                                                     MFS Total Return
              Account M                                                                                MFS Utilities

        Lincoln Life & Annuity          LVUL(DB)                                      Initial          MFS Capital Opportunities
    Flexible Premium Variable Life      LVUL(DB)-II                                                    MFS Emerging Growth
              Account M                 LVUL(CV)                                                       MFS Total Return
                                        LVUL(CV)-II                                                    MFS Utilities
                                        LVUL(CV)-III

           Lincoln New York             ChoicePlus                                    Initial          MFS Emerging Growth
              Account N                 ChoicePlus Access                                              MFS Total Return
        for Variable Annuities                                                                         MFS Utilities
                                                                                      Service          MFS Capital Opportunities

           Lincoln New York             ChoicePlus II                                 Service          MFS Capital Opportunities
              Account N                 ChoicePlus II Access                                           MFS Emerging Growth
        for Variable Annuities          ChoicePlus II Advance                                          MFS Total Return
                                        ChoicePlus II Bonus                                            MFS Utilities

           Lincoln New York             ChoicePlus Assurance (B Share)                Service          MFS Capital Opportunities
              Account N                 ChoicePlus Assurance (C Share)                                 MFS Emerging Growth
        for Variable Annuities          ChoicePlus Assurance (L Share)                                 MFS Total Return
                                        ChoicePlus Assurance (Bonus)                                   MFS Utilities

       LLANY Separate Account R         LSVUL                                         Initial          MFS Emerging Growth
         for Flexible Premium                                                                          MFS Total Return
       Variable Life Insurance                                                                         MFS Utilities

       LLANY Separate Account R         LSVUL                                         Initial          MFS Capital Opportunities
         for Flexible Premium           LSVUL II                                                       MFS Emerging Growth
       Variable Life Insurance                                                                         MFS Total Return
                                                                                                       MFS Utilities Series

       LLANY Separate Account S         CVUL III                                      Initial          MFS Capital Opportunities
    for Flexible Premium Variable                                                                      MFS Emerging Growth
            Life Insurance                                                                             MFS Research
                                                                                                       MFS Total Return Series
                                                                                                       MFS Utilities Series

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

       Pursuant to the Participation Agreement, made and entered into as of the 1st day of June 2000, and as amended on May 1, 2001, June 1, 2002, and May 1, 2003, by and among MFS(R) Variable Insurance Trust(SM), Lincoln Life & Annuity Company of New York, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of January 1, 2005.

                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                   By its authorized officer,


                                   By: /s/ Peter L. Witkewiz
                                       ---------------------------
                                   Name:   Peter L. Witkewiz
                                   Title:  Second Vice President


                                   MFS(R) VARIABLE INSURANCE TRUST(SM)
                                   By its authorized officer,


                                   By: /s/ James R. Bordewick, Jr.
                                       ---------------------------
                                        James R. Bordewick, Jr.
                                        Assistant Secretary


                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                   By its authorized officer,


                                   By: /s/ Jeffrey N. Carp
                                       ---------------------------
                                       Senior Vice President & General Counsel

                                                             SCHEDULE A

                                               ACCOUNTS, POLICIES AND PORTFOLIOS
                                          SUBJECT TO THE PARTICIPATION AGREEMENT

         NAME OF SEPARATE
         ACCOUNT AND DATE                       POLICIES FUNDED                 SHARE CLASS                    PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS             BY SEPARATE ACCOUNT           (INITIAL OR SERVICE        APPLICABLE TO POLICIES
                                                                                  CLASS)
---------------------------------    --------------------------------       -------------------    ---------------------------------
     Lincoln Life & Annuity          GVA I, II, III                                Initial         MFS Capital Opportunities
   Variable Annuity Separate                                                                       MFS Emerging Growth
           Account L                                                                               MFS Total Return
                                                                                                   MFS Utilities

     Lincoln Life & Annuity          VUL I                                         Initial         MFS Emerging Growth
 Flexible Premium Variable Life                                                                    MFS Total Return
           Account M                                                                               MFS Utilities

     Lincoln Life & Annuity          LVUL(DB)                                      Initial         MFS Capital Opportunities
 Flexible Premium Variable Life      LVUL(DB) II                                                   MFS Emerging Growth
           Account M                 LVUL(DB) IV (effective 10/27/04)                              MFS Total Return
                                     LVUL(CV)                                                      MFS Utilities
                                     LVUL(CV) II
                                     LVUL(CV) III
                                     LVUL(CV) IV (effective 10/27/04)
                                     VUL(ONE) (effective 5/3/04)
                                     Momentum VUL(ONE)
                                         (effective 8/12/04)
        Lincoln New York             ChoicePlus                                    Initial         MFS Emerging Growth
           Account N                 ChoicePlus Access                                             MFS Total Return
     for Variable Annuities                                                                        MFS Utilities
                                                                                   Service         MFS Capital Opportunities

        Lincoln New York             ChoicePlus II                                 Service         MFS Capital Opportunities
           Account N                 ChoicePlus II Access                                          MFS Emerging Growth
     for Variable Annuities          ChoicePlus II Advance                                         MFS Total Return
                                     ChoicePlus II Bonus                                           MFS Utilities

        Lincoln New York             ChoicePlus Assurance (B Share)                Service         MFS Capital Opportunities
           Account N                 ChoicePlus Assurance (C Share)                                MFS Emerging Growth
     for Variable Annuities          ChoicePlus Assurance (L Share)                                MFS Total Return
                                     ChoicePlus Assurance (Bonus)                                  MFS Utilities
                                     Momentum Income Option
    LLANY Separate Account R         LSVUL                                         Initial         MFS Emerging Growth
      for Flexible Premium                                                                         MFS Total Return
    Variable Life Insurance                                                                        MFS Utilities

    LLANY Separate Account R         LSVUL                                         Initial         MFS Capital Opportunities
      for Flexible Premium           LSVUL II                                                      MFS Emerging Growth
    Variable Life Insurance          LSVUL IV (effective 7/23/04)                                  MFS Total Return
                                                                                                   MFS Utilities Series

    LLANY Separate Account S         CVUL III                                      Initial         MFS Capital Opportunities
 for Flexible Premium Variable                                                                     MFS Emerging Growth
         Life Insurance                                                                            MFS Research
                                                                                                   MFS Total Return Series
                                                                                                   MFS Utilities Series

    LNY Separate Account 401         Director(TM)                                  Initial         MFS Capital Opportunities
      for Group Annuities                                                                          MFS Emerging Growth
                                                                                                   MFS Utilities Series

[MFS(SM) INVESTMENT MANAGEMENT(R) LOGO]

                            MFS INVESTMENT MANAGEMENT
              500 Boylston Street, Boston, Massachusetts 02116-3741

December 7, 2005

Ms. Karen Putman
Lincoln National Life Insurance Co
1300 South Clinton St
Fort Wayne, IN 46802-3518

Dear Ms. Karen Putman:

The purpose of this letter is to amend each Participation Agreement among Massachusetts Financial Services Company ("MFS"), MFS Variable Insurance Trust ("VIT") and each of the insurance companies listed on the attached Appendix (each, a "Company"), made and entered into as of the dates listed on the Appendix (each, an "Agreement"). The amendment will enable VIT (i) to sell its shares to additional qualified parties, including funds-of-funds operated by certain insurance companies ("Funds-of-Funds"); and (ii) to make in-kind redemptions.

Each Agreement currently permits VIT shares to be sold only to insurance companies and their separate accounts and qualified pension and retirement plans (as well as MFS and its affiliates). MFS and VIT intend to amend the Agreement to allow sales of VIT shares to any other person or plan to the extent such sales would not cause any Participating Insurance Company to violate the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Such an amendment would be sufficiently broad to permit sales of VIT shares to Funds-of-Funds. As such, Article I, Section 1.3 of the Agreement is amended to read as follows:

     1.3 The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans, MFS or its affiliates, and any other person or plan permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5 without impairing the ability of the Company, on behalf of its separate accounts, to consider the Shares as constituting investments of the separate accounts for the purpose of satisfying the diversification requirements of Section 817(h). The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

Currently, each Agreement provides only for cash redemptions. This amendment to the Agreement will permit VIT to make in-kind redemptions in addition to cash redemptions, to the extent permitted by law and as described in the VIT Prospectus. The amendment is principally intended to permit in-kind redemptions in the event of large-scale redemptions, such as those in connection with substitutions. As such, Article I, Section 1.4 of the Agreement is amended to read as follows:

     1.4. The Trust agrees to redeem for cash or, to the extent permitted by applicable law, in-kind, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners prior to the close of regular trading on the NYSE on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

Except as modified and amended above, each Agreement is hereby ratified and confirmed in full force and effect accordance with its terms. All capitalized terms not defined in this letter shall have the meanings ascribed to them in the Agreement.

Please indicate your acceptance of these amendments by having the enclosed copies of this letter signed where indicated below by an appropriate officer of each Company and return an executed copy at your earliest convenience.

Should you have any questions regarding these amendments, please contact Erik Lindahl, Vice President-Business Support & Development, at 617.954.5594 or Megan Johnson, Counsel, at 617.954.5843.

                                          Very truly yours,

                                          MASSACHUSETTS FINANCIAL SERVICES
                                          COMPANY
                                          By its authorized  officer,

                                          /s/ Martin E. Beaulieu
                                          ----------------------
                                          Martin E. Beaulieu
                                          Executive Vice President and
                                          Director of Global Distribution

                                          MFS VARIABLE INSURANCE TRUST
                                          ON BEHALF OF THE PORTFOLIOS
                                          By its authorized officer
                                          and not individually,

                                          /s/ Jeffrey N Carp
                                          ------------------
                                          Jeffrey N Carp, Secretary

Accepted by:

LINCOLN NATIONAL LIFE INSURANCE COMPANY   LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                          YORK

By: /s/ RISE CM TAYLOR                    By: /s/ RISE CM TAYLOR
    ------------------                        ------------------
     Name:  RISE CM TAYLOR                Name:  RISE CM TAYLOR
     Title: VICE PRESIDENT                Title: SECOND VICE PRESIDENT

                                    APPENDIX

NAME OF PARTICIPATING INSURANCE COMPANY          DATE OF PARTICIPATION AGREEMENT
---------------------------------------          -------------------------------
Lincoln National Life Insurance Company                   May 22, 1998

Lincoln Life & Annuity Company of New York                June 1, 2000

                   AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 1st day of June 2000, and as amended on May 1, 2001, June 1, 2002, May 1, 2003, and January 1, 2005 by and among MFS(R) Variable Insurance Trust(SM), Lincoln Life & Annuity Company of New York, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of May 1, 2006.


                                      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                      By its authorized officer,


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: Second Vice President


                                      MFS(R) VARIABLE INSURANCE TRUST(SM)
                                      By its authorized officer,


                                      By: /s/ Susan S. Newton
                                          -------------------------------------
                                      Name: Susan S. Newton
                                      Title: Assistant Secretary


                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                      By its authorized officer,


                                      By: /s/ Robert J. Manning
                                          --------------------------------------
                                      Name: Robert J. Manning
                                      Title: President and
                                             Chief Executive Officer

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

                NAME OF SEPARATE                                                      SHARE CLASS
                ACCOUNT AND DATE                            POLICIES FUNDED           (INITIAL OR             PORTFOLIOS
        ESTABLISHED BY BOARD OF DIRECTORS                 BY SEPARATE ACCOUNT        SERVICE CLASS)     APPLICABLE TO POLICIES
-------------------------------------------------------------------------------------------------------------------------------
Lincoln Life & Annuity Variable Annuity Separate    GVA I, II, III                       Initial      MFS Capital Opportunities
Account L                                                                                             MFS Emerging Growth
                                                                                                      MFS Total Return
                                                                                                      MFS Utilities

Lincoln Life & Annuity Flexible Premium Variable    VUL I                                Initial      MFS Emerging Growth
Life Account M                                                                                        MFS Total Return
                                                                                                      MFS Utilities

Lincoln Life & Annuity Flexible Premium Variable    VUL(DB)                              Initial      MFS Capital Opportunities
Life Account M                                      VUL(DB) II                                        MFS Emerging Growth
                                                    VUL(DB) IV                                        MFS Total Return
                                                    VUL(CV)                                           MFS Utilities
                                                    VUL(CV) II
                                                    VUL(CV) III
                                                    VUL(CV) IV
                                                    VUL(ONE)
                                                    Momentum VULONE

Lincoln New York Account N for Variable Annuities   ChoicePlus                           Initial      MFS Emerging Growth
                                                    ChoicePlus Access                                 MFS Total Return
                                                                                                      MFS Utilities
                                                                                         Service      MFS Capital Opportunities

Lincoln New York Account N for Variable Annuities   ChoicePlus II                        Service      MFS Capital Opportunities
                                                    ChoicePlus II Access                              MFS Emerging Growth
                                                    ChoicePlus II Advance                             MFS Total Return
                                                    ChoicePlus II Bonus                               MFS Utilities

Lincoln New York Account N for Variable Annuities   ChoicePlus Assurance (B Share)       Service      MFS Capital Opportunities
                                                    ChoicePlus Assurance (C Share)                    MFS Emerging Growth
                                                    ChoicePlus Assurance (L Share)                    MFS Total Return
                                                    ChoicePlus Assurance (Bonus)                      MFS Utilities
                                                    Momentum Income Option

LLANY Separate Account R for Flexible Premium       SVUL                                 Initial      MFS Emerging Growth
Variable Life Insurance                                                                               MFS Total Return
                                                                                                      MFS Utilities

LLANY Separate Account R for Flexible Premium       SVUL                                 Initial      MFS Capital Opportunities
Variable Life Insurance                             SVUL II                                           MFS Emerging Growth
                                                    SVUL IV                                           MFS Total Return
                                                                                                      MFS Utilities Series

LLANY Separate Account R for Flexible Premium       SVULONE                              Initial      MFS Total Return
Variable Life Insurance                             Momentum SVULONE                                  MFS Utilities Series

LLANY Separate Account S for Flexible Premium       CVUL III                             Initial      MFS Capital Opportunities
Variable Life Insurance                                                                               MFS Emerging Growth
                                                                                                      MFS Research
                                                                                                      MFS Total Return Series
                                                                                                      MFS Utilities Series

LLANY Separate Account S for Flexible Premium       Lincoln Corporate Variable 4         Initial      MFS Capital Opportunities
Variable Life Insurance                                                                               MFS Emerging Growth
                                                                                                      MFS Total Return
                                                                                                      MFS Utilities Series

LLANY Separate Account S for Flexible Premium       Lincoln Corporate Variable 5         Initial      MFS Total Return
Variable Life Insurance                                                                               MFS Utilities Series

LNY Separate Account 401 for Group Annuities        Director(TM)                         Initial      MFS Capital Opportunities
                                                                                                      MFS Emerging Growth
                                                                                                      MFS Utilities Series

                   AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 1st day of June 2000, and as amended on May 1, 2001, June 1, 2002, May 1, 2003, January 1, 2005 and May 1, 2006 by and among MFS(R) Variable Insurance Trust(SM), Lincoln Life & Annuity Company of New York, and Massachusetts Financial Services Company, the parties hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 6 to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of October 1, 2006.


                                      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                      By its authorized officer,


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: Second Vice President


                                      MFS(R) VARIABLE INSURANCE TRUST(SM)
                                      By its authorized officer,


                                      By: /s/ Susan S. Newton
                                          --------------------------------------
                                      Name: Susan S. Newton
                                      Title: Assistant Secretary


                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                      By its authorized officer,


                                      By: /s/ Robert J. Manning
                                          --------------------------------------
                                      Name: Robert J. Manning
                                      Title: President

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

                 NAME OF SEPARATE                                                         SHARE CLASS
                 ACCOUNT AND DATE                             POLICIES FUNDED             (INITIAL OR             PORTFOLIOS
        ESTABLISHED BY BOARD OF DIRECTORS                  BY SEPARATE ACCOUNT           SERVICE CLASS)     APPLICABLE TO POLICIES
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life & Annuity Variable Annuity Separate    GVA I, II, III                          Initial       MFS Capital Opportunities
Account L                                                                                                 MFS Emerging Growth
                                                                                                          MFS Total Return
                                                                                                          MFS Utilities

Lincoln Life & Annuity Flexible Premium Variable    VUL I                                   Initial       MFS Emerging Growth
Life Account M                                                                                            MFS Total Return
                                                                                                          MFS Utilities

Lincoln Life & Annuity Flexible Premium Variable    VUL(DB)                                 Initial       MFS Capital Opportunities
Life Account M                                      VUL(DB) II                                            MFS Emerging Growth
                                                    VUL(DB) IV                                            MFS Total Return
                                                    VUL(CV)                                               MFS Utilities
                                                    VUL(CV) II
                                                    VUL(CV) III
                                                    VUL(CV) IV
                                                    VUL(ONE)
                                                    Momentum VULONE

Lincoln New York Account N for Variable Annuities   ChoicePlus                              Initial       MFS Emerging Growth
                                                    ChoicePlus Access                                     MFS Total Return
                                                                                                          MFS Utilities
                                                                                            Service       MFS Capital Opportunities

Lincoln New York Account N for Variable Annuities   ChoicePlus II                           Service       MFS Capital Opportunities
                                                    ChoicePlus II Access                                  MFS Emerging Growth
                                                    ChoicePlus II Advance                                 MFS Total Return
                                                    ChoicePlus II Bonus                                   MFS Utilities

Lincoln New York Account N for Variable Annuities   ChoicePlus Assurance (B Share)          Service       MFS Capital Opportunities
                                                    ChoicePlus Assurance (C Share)                        MFS Emerging Growth
                                                    ChoicePlus Assurance (L Share)                        MFS Total Return
                                                    ChoicePlus Assurance (Bonus)                          MFS Utilities
                                                    Momentum Income Option

Lincoln New York Account N for Variable Annuities   ChoicePlus Design                       Service       MFS Total Return
                                                    ChoicePlus Assurance (A Share)                        MFS Utilities

LLANY Separate Account R for Flexible Premium       SVUL                                    Initial       MFS Emerging Growth
Variable Life Insurance                                                                                   MFS Total Return
                                                                                                          MFS Utilities

LLANY Separate Account R for Flexible Premium       SVUL                                    Initial       MFS Capital Opportunities
Variable Life Insurance                             SVUL II                                               MFS Emerging Growth
                                                    SVUL IV                                               MFS Total Return
                                                                                                          MFS Utilities Series

LLANY Separate Account R for Flexible Premium       SVULONE                                 Initial       MFS Total Return
Variable Life Insurance                             Momentum SVULONE                                      MFS Utilities Series

LLANY Separate Account S for Flexible Premium       CVUL III                                Initial       MFS Capital Opportunities
Variable Life Insurance                                                                                   MFS Emerging Growth
                                                                                                          MFS Research
                                                                                                          MFS Total Return Series
                                                                                                          MFS Utilities Series

LLANY Separate Account S for Flexible Premium       Lincoln Corporate Variable 4            Initial       MFS Capital Opportunities
Variable Life Insurance                                                                                   MFS Emerging Growth
                                                                                                          MFS Total Return
                                                                                                          MFS Utilities Series

LLANY Separate Account S for Flexible Premium       Lincoln Corporate Variable 5            Initial       MFS Total Return
Variable Life Insurance                                                                                   MFS Utilities Series

Lincoln Life & Annuity Flexible Premium Variable    Lincoln Corporate Private Solution      Initial       MFS Capital Opportunities
Life Account Z                                                                                            MFS Emerging Growth
                                                                                                          MFS Investors Trust
                                                                                                          MFS Research
                                                                                                          MFS Strategic Return
                                                                                                          MFS Total Return Series
                                                                                                          MFS Utilities Series

LNY Separate Account 401 for Group Annuities        Director(TM)                            Initial       MFS Capital Opportunities
                                                                                                          MFS Emerging Growth
                                                                                                          MFS Utilities Series


                                       2